Exhibit 10.1

June 4, 2023

David Bozeman

Dear Dave,

It is our pleasure to offer you employment with C.H. Robinson Worldwide, Inc. (the “Company”) to be its next President and Chief Executive Officer.

This letter agreement sets forth the key terms of your employment offer:

Start Date:	We anticipate your employment start date will be June 26, 2023.

Board Appointment:	You will be appointed a member of the Company’s Board of Directors (the “Board”) effective upon your employment start date.

Duties:	As the Company’s President and Chief Executive Officer, you will report to the Board. You shall serve the Company faithfully and to the best of your ability and shall at all times act in accordance with the law. You also shall devote your full working time, attention and efforts to performing your duties and responsibilities under this letter agreement and advancing the Company’s business interests. You shall comply with all applicable policies and procedures adopted by the Company from time to time, including without limitation policies relating to business ethics, conflict of interest, compensation recoupment, stock ownership and trading, non-discrimination, anti-harassment, and confidentiality and protection of trade secrets. You also shall not, without advance written approval from the Board, engage in other business activities during your employment with the Company that prevents you from fulfilling your duties or responsibilities to the Company. You may serve on corporate, civic or charitable boards subject to the Board’s approval, provided that approval to join a civic or charitable board shall not be unreasonably withheld.

Base Salary:	Your annualized base salary will be $1,000,000, payable in accordance with the Company’s normal payroll practices and procedures and subject to applicable withholdings.

Short-Term Incentive:	Your annual target short-term cash incentive bonus will be 150% of your annualized base salary with a maximum of 300% of your annualized base salary. Your actual earned short-term incentive shall be determined in accordance with the Company’s short-term incentive program. Your earned short-term cash incentive bonus for fiscal year 2023 will be pro-rated based on the number of calendar days you are employed by the Company from your employment start date through December 31, 2023.

Signing Bonus:	You will receive a one-time signing bonus of $5,000,000, less applicable withholdings, payable to you within fifteen (15) calendar days after your employment start date. (A portion of the one-time signing bonus shall be accelerated as necessary to satisfy outstanding obligations to your prior employer.) If your employment ends prior to the two (2) year anniversary of your employment start date as a result of either: (1) the Company terminating your employment for Cause (as defined below) or you resigning for any reason other than Good Reason (as defined below), then you must repay the entire gross amount of the signing bonus to the Company within thirty calendar (30) days after your last day of employment with the Company.

Equity:	Annual Grant. On your employment start date, you will receive an initial annual award of performance stock units (the “PSUs”) and restricted stock units (the “RSUs”) having an aggregate value equal to $6,500,000, multiplied by a fraction, the numerator of which is the number of calendar days from your employment start date through December 31, 2023, and the denominator of which is 365 (the product of which is referred to as the “Pro-rated Annual LTI Value”). The terms and conditions of such PSUs and RSUs will be as set forth in the forms of award agreements attached hereto as Exhibit A and Exhibit B, respectively. The number of shares subject to the RSUs and the target number of shares subject to the PSUs will be determined by dividing the Pro-rated Annual LTI Value by 60% (in the case of the PSUs) and by 40% (in the case of the RSUs), and then in either case dividing by the average closing price of a share of the Company’s common stock during the 30-day period ending on the trading date before your employment start date, and rounding down to the nearest whole number. Annual equity grants for future years will be determined by the Board’s Talent and Compensation Committee and will be subject to the same terms and conditions as comparable awards to the Company’s other executive officers.

One-Time EPS Growth PSU Award. On your employment start date, you also will receive a one-time supplemental award of EPS growth performance stock units (the “EPS Growth PSUs”). The terms and conditions of the EPS Growth PSUs will be as set forth in the form of award agreement attached hereto as Exhibit C. The number of shares subject to the EPS Growth PSUs will be determined by dividing $6,500,000 by the average closing price of a share of the Company’s common stock during the 30-day period ending on the trading date before your employment start date, and rounding down to the nearest whole number. The Company agrees that the Board’s Talent and Compensation Committee will consider in good faith a supplemental award for fiscal 2027 for the next phase of the Company’s transformation, and the terms of any such award will be determined at that time.

Make-Whole Award. On your employment start date, your will receive an award of time-based make-whole restricted stock units (the “Make-Whole RSUs”). The terms and conditions of the Make-Whole RSUs will be as set forth in the form of award agreement attached hereto as Exhibit D. The number of shares subject to the Make-Whole RSUs will be determined by dividing $12,000,000 by the average closing price of a share of the Company’s common stock during the 30-day period ending on the trading date before your employment start date, and rounding down to the nearest whole number.

Inducement Grant Exception. All of the above equity awards will be issued under the inducement grant exception to the Nasdaq listing rules. The awards will be subject to the attached award agreements, and the provisions of the C.H. Robinson Worldwide, Inc. 2022 Equity Incentive Plan in effect as of the date of this letter agreement, a copy of which is enclosed with this letter agreement.

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Severance:	You will be an Eligible Executive under the C.H. Robinson Executive Separation and Change in Control Plan (the “Executive Separation Plan”), a copy of which is enclosed with this letter agreement, and eligible to receive severance benefits in accordance with the terms and conditions of the Executive Separation Plan, subject to the modifications described below. All capitalized terms in this section are defined in the Executive Separation Plan except as otherwise provided herein.

Cause. For purposes of determining your eligibility for any severance benefits under the Executive Separation Plan, “Cause” means your (i) embezzlement or misappropriation of Company funds or property, (ii) failure to comply, as determined by the Company, with any applicable confidentiality, noncompetition or data security agreement or obligation, or (iii) failure to comply, as determined by the Company, with this letter agreement or any applicable Management-Employee Agreement, Sales Employee Agreement or other agreement containing post-employment restrictions.

Good Reason. For purposes of determining your eligibility for any severance benefits under the Executive Separation Plan, “Good Reason” means any of the following acts by the Company without your consent: (i) a material diminution in your authority, duties or responsibilities; (ii) a material reduction in your base salary or other material adverse change in the amount of total target compensation provided to you (other than a reduction or change applied generally to all salaried employees of the Company); or (iii) a material breach by the Company of this letter agreement, including without limitation the Company requiring a change in your work location(s) inconsistent with this letter agreement. Notwithstanding the foregoing, Good Reason shall not exist unless you shall have first provided written notice to the Company of the occurrence of one or more of the conditions under clauses (i) through (iii) of this paragraph within ninety (90) calendar days of the condition’s initial occurrence, and such condition is not fully remedied by the Company within thirty (30) calendar days after the Company’s receipt of written notice from you.

Qualifying Termination. For purposes of determining your eligibility for any severance benefits under the Executive Separation Plan, a Qualifying Termination shall include a voluntary termination of your employment with the Company for Good Reason at any time, including before or after a Change in Control (as defined in the Executive Separation Plan), and an involuntary termination without Cause (as defined in this Agreement).

Severance Benefits. Notwithstanding anything to the contrary in the Executive Separation Plan, in the event of a Standard Termination, you shall be entitled to receive severance in the amount provided by the Change in Control Termination Pay guidelines (provided that the Base Pay shall be paid in installments instead of a lump sum and the terms of the equity awards will be governed solely by their award agreements), which severance benefits shall be subject to terms of the terms and conditions of the Executive Separation Plan, including but not limited to the execution of appropriate releases and compliance with applicable restrictive covenants. In addition, you shall be released from any contractual repayment obligation (“clawback”) attributable to payments made by the Company to you other than such obligations as mandated by applicable federal or state law.

Change in Control Period. For purposes of determining your eligibility for any severance benefits under the Executive Separation Plan, the Change in Control Period shall be defined as the period beginning three (3) months prior to the Change of Control through twenty-four (24) months after a Change in Control.

Vacation/PTO:	You will be eligible for the Company’s paid time-off policy included as part of the Company’s customary benefits for executive officers.

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Benefits:	You will be eligible to participate in the various employee benefit plans offered by the Company from time to time, subject to the eligibility and other provisions of those plans and as such plans may be changed from time to time. The Company’s current benefit plans include health insurance, disability insurance, life insurance, a 401(k) plan and an employee stock purchase plan. A copy of the Company’s 2023 Benefits Guide is enclosed with this letter agreement.

Location:	You will be expected to maintain a principal office at the Company’s headquarters in Eden Prairie, MN and/or the Company’s flagship office in Chicago, IL, with the expectation that you are spending significant working time at both locations.

Relocation Expenses:	The Company will reimburse your relocation expenses in accordance with the terms of the Company’s executive expense relocation expense policy, a copy of which is enclosed. You are required to repay any relocation expenses paid or reimbursed by the Company if before the one (1) year anniversary of your employment start date your employment with the Company is terminated by the Company for Cause or because you resign from employment with the Company for any reason other than Good Reason. The Company agrees to reimburse you for your transaction costs related to the sale of your prior home that will no longer be covered by your current employer’s relocation program, and to pay you for any costs associated with the sale of your current home to the extent not covered by the Company’s relocation program, including the extent to which the sale price of your current home is less than your purchase price plus cost of improvements.

Housing and Transportation:	For any period of time during your employment while your primary residence is outside of the metro area around the Company’s headquarters in Eden Prairie, MN, the Company will reimburse your expenses for maintaining housing and transportation in the metro area surrounding Eden Prairie, MN, provided that such reimbursement will not exceed $100,000 annually.

Executive Physical:	During your employment with the Company, you will be entitled to a Company-paid annual executive physical examination at a facility of your choice.

Use of Corporate Aircraft:	During your employment with the Company, you will be eligible for personal use of the Company’s aircraft upon such terms and conditions determined by the Company and subject to a maximum value of $100,000 determined in accordance with the rules valuing perquisites under Section 402 of Regulation S-K.

Business Expenses:	You will be reimbursed for all legitimate and necessary business expenses, including mileage, in accordance with the Company’s normal reimbursement policies and procedures.

Taxes:	All forms of compensation you receive in connection with your employment with the Company are subject to applicable withholdings and payroll taxes and all other deductions required by law.

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Other:	As a condition of employment with the Company, you are required to sign the enclosed Management-Employee Agreement and the enclosed Mutual Mediation and Arbitration Agreement on or before your employment start date. Notwithstanding the foregoing, the terms of this letter agreement shall govern the provisions of Section F of the Management-Employee Agreement to the extent they conflict.

Acceptance:	To accept the Company’s employment offer, please execute this letter agreement. This letter agreement may be executed in any number of counterparts (including by means of PDF, DocuSign or other electronic signature pages), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Note that this employment offer is being provided to you in consideration for your agreement to the restrictions contained in the Management-Employee Agreement and your agreement to the Mutual Mediation and Arbitration Agreement, and therefore if you fail to sign and return those signed agreements the Company will not employ you. Also, under the Immigration Reform and Control Act, within three business days of beginning employment with the Company you will need to supply acceptable documentation (as noted on Form I-9) of your identity and work authorization.

By signing below, you confirm that you do not have any type of written or oral non-solicitation or non-competition agreement or any other agreement, which would prevent you from accepting or performing services for the Company. You agree that you will not use or disclose confidential information obtained from previous employers during your employment with the Company, unless the information is publicly known or your previous employers have represented to you that you are entitled to use or disclose the information.

You are, of course, encouraged to seek your own legal advice on any of the matters discussed above.

[Remainder of Page Left Intentionally Blank]

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We look forward to you joining the Company! If you have any questions regarding this offer, please do not hesitate to contact Jodee Kozlak or Angie Freeman.

Sincerely,

C.H. Robinson Worldwide, Inc.

/s/ Jodee Kozlak
By: Jodee Kozlak
Its: Chair of the Board

Enclosures:	C.H. Robinson Worldwide, Inc. 2022 Equity Incentive Plan
C.H. Robinson Executive Separation and Change in Control Plan
C.H. Robinson 2023 Benefits Guide
Management-Employee Agreement
Mutual Mediation and Arbitration Agreement

I have read and accept the terms of this offer of employment with the Company.

/s/ David P. Bozeman
David P. Bozeman

June 5, 2023
Date

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EXHIBIT A

C.H. ROBINSON WORLDWIDE, INC.

SENIOR LEADER

PERFORMANCE STOCK UNIT AWARD GRANT NOTICE

(INDUCEMENT GRANT)

C.H. Robinson Worldwide, Inc. (the “Company”) hereby awards to the Participant whose name is set forth below a Performance Stock Unit (“PSU”) Award for the number of PSUs set forth below (the “Award”). It is understood and agreed that the PSUs are subject to the terms and conditions herein and the attached Senior Leader Performance Stock Unit Award Terms and Conditions (the “Agreement”). This PSU Award is issued pursuant to the terms of the offer letter agreement between the Participant and the Company dated June 4, 2023 (the “Employment Agreement”).

Capitalized terms not explicitly defined herein but defined in the Company’s 2022 Equity Incentive Plan (the “Plan”) or the Agreement will have the same definitions as in the Plan or the Agreement.

Participant Name:	David Bozeman
Date of Grant:	June 26, 2023

Target Number of PSUs:

Type of PSU	Target Number of PSUs[1]	Performance Metrics
Cumulative Annual Earnings Per Share (EPS)		The actual number of shares of Stock to be delivered pursuant to the Award shall range from zero to two hundred percent (200%) of the Target Number of PSUs based on the achievement of the Cumulative Annual EPS goal as further described in Exhibit A attached hereto (the “EPS Performance Goal”); provided that the Participant shall not have had a separation from Service prior to the Vesting Date, except as otherwise set forth in Section 2 of the Agreement.

Cumulative Annual Adjusted Gross Profit (AGP)		The actual number of shares of Stock to be delivered pursuant to the Award shall range from zero to two hundred percent (200%) of the Target Number of PSUs based on the achievement of the Cumulative Annual Adjusted Gross Profit goal as further described in Exhibit B attached hereto (the “AGP Performance Goal”); provided that the Participant shall not have had a separation from Service prior to the applicable Vesting Date, except as otherwise set forth in Section 2 of the Agreement.

[1]	The total number of PSUs will be divided in equal thirds for each metric.

Average Adjusted Operating Margin % (AAOM)	The actual number of shares of Stock to be delivered pursuant to the Award shall range from zero to two hundred percent (200%) of the Target Number of PSUs based on the achievement of the Average Adjusted Operating Margin goal as further described in Exhibit C attached hereto (the “AAOM Performance Goal”); provided that the Participant shall not have had a separation from Service prior to the applicable Vesting Date, except as otherwise set forth in Section 2 of the Agreement.

Performance Period:	January 1, 2023 to December 31, 2025

Vesting Date	Except as otherwise set forth in Section 2 of the Agreement, the Award vests as soon as practicable after the end of the Performance Period on the date of certification of the Performance Goal by the Committee as set forth in Exhibits A, B and C. Any PSUs and dividend equivalents accrued thereon that do not become earned at the end of the Performance Period will be forfeited.

Settlement Date	Except as otherwise provided in Section 2 of the Agreement, shares of the Stock shall be delivered to the Participant in settlement of the number of vested PSUs in a single lump sum distribution as soon as administratively practical after each Vesting Date, but in all events by the date that is 60 days after the Vesting Date.

Inducement Grant	This Award is made and granted to you as an inducement material to you entering into employment with the Company as its President and Chief Executive Officer within the meaning of Nasdaq Listing Rule 5635(c)(4). This Award is made and granted as a stand-alone award, separate and apart from, and outside of, the Plan, and shall not constitute an award granted under or pursuant to the Plan. Notwithstanding the foregoing, the terms, provisions, conditions and definitions set forth in the Plan, as in effect on the Date of Grant, shall apply to the Award (including but not limited to the adjustment provisions contained in Section 12 of the Plan) as if it had been granted under the Plan, and the Award shall be subject to such terms, provisions, conditions and definitions, which are hereby incorporated into this Agreement by reference. For the avoidance of doubt, the Award shall not be counted for purposes of calculating the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan as set forth in Section 4(a) of the Plan. In the event that the Plan is amended, such amended terms shall be disregarded. In the event of any inconsistency between the Plan and this Agreement, the terms of this Agreement shall control.

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Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Senior Leader Performance Stock Unit Award Grant Notice, the Agreement, and the Plan. As of the Date of Grant, this Senior Leader Performance Stock Unit Award Grant Notice, the Agreement and the Plan set forth the entire understanding between the Participant and the Company regarding the Award and supersede all prior oral and written agreements on the terms of the Award. By accepting this Award, the Participant consents to receive Plan documents by electronic delivery, and to the administration of this Agreement, through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

C.H. ROBINSON WORLDWIDE, INC.	PARTICIPANT:

By:
Title: Chief Human Resources & ESG Officer	David Bozeman

ATTACHMENTS:	C.H. Robinson Senior Leader Performance Stock Unit Award Terms and Conditions, 2022 Equity Incentive Plan (as in effect on the Date of Grant)

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C.H. ROBINSON WORLDWIDE, INC.

SENIOR LEADER

PERFORMANCE STOCK UNIT AWARD

TERMS AND CONDITIONS

(INDUCEMENT GRANT)

1.

GRANT OF THE AWARD. The Company hereby grants to the Participant whose name is set forth in the Senior Leader Performance Stock Unit Award Grant Notice (the “Grant Notice”) as of the Date of Grant set forth in the Grant Notice a number of performance stock units (“PSUs”) as specified in the Grant Notice, and the PSUs will be credited to the Participant’s account maintained by the Company. Each PSU that vests represents the right to receive one share of the Company’s Stock on the Settlement Date of the Award and dividend equivalents accrued thereon. Vesting of PSUs and payment of dividend equivalents accrued thereon will be conditioned upon the satisfaction of the terms and conditions described in the Grant Notice and this Agreement.

2.	VESTING.

a.

Except as otherwise provided for in this Section, the Award will vest as provided in the Grant Notice. Except as provided in this Section, vesting will cease upon separation from Service prior to the last day of the Performance Period and upon such separation from Service, any portion of the Award which has not vested shall be forfeited.

b.

Notwithstanding subsection (a) above, and except as provided in subsections (c)-(e), if the Company terminates Participant’s Service involuntarily for any reason other than a termination by the Company for Cause (as defined in the Employment Agreement), or the Participants resigns for Good Reason (as defined in the Employment Agreement), and prior to any separation from Service the Participant has executed and continues to adhere to a Management-Employee Agreement in favor of the Company which contains a non-competition provision, then such Participant’s Award shall not be terminated upon the separation from Service, and Participant shall be eligible to vest in all or a portion of the total number of Earned PSUs and dividend equivalents accrued thereon as determined at the end of the Performance Period (the “Actual Units”), as follows:

i.	1/3 of Actual Units on December 31, 2023 or the last business day of 2023;

ii.	1/3 of Actual Units on December 31, 2024 or the last business day of 2024; and

iii.	1/3 of Actual Units on December 31, 2025 or the last business day of 2025;

provided that the Participant remains in Service or is in compliance with the Management-Employee Agreement on each of the dates set forth above.

c.

Notwithstanding the foregoing, in the event the Participant embezzles or misappropriates Company funds or property at any time, or has been determined by the Company to have failed to comply with the terms and conditions of any of the following agreements which the Participant may have executed in favor of the Company: (i) Confidentiality and Protection of Business Agreement, (ii) Management-Employee Agreement, (iii) Sales-Employee Agreement, (iv) Data Security Agreement, (v) Non-Solicitation / Non-Compete and Confidentiality Agreement and Assignment of Inventions, or (vi) any other agreement containing post-employment restrictions, then to the extent that such Participant was legally required to comply with such an agreement, the Participant’s entire Award and dividend equivalents accrued thereon will be automatically forfeited, whether vested or unvested, and the Participant will retain no rights with respect to such PSUs and dividend equivalents accrued thereon.

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d.	In the event of a Change in Control (as defined in the Plan after giving effect to the final sentence of Section 2(f) of the Plan), the vesting of outstanding PSUs shall be affected as follows:

i.

In the event that the Award is not assumed in accordance with Section 12(b)(i) of the Plan, all of the PSUs and dividend equivalents accrued thereon shall be deemed vested as of the date of the Change in Control at the greater of (i) the number of PSUs that would be earned and vest if the date of Change in Control were the end of the Performance Period or (ii) the Target Number of PSUs, and shares of Stock in settlement of such vested PSUs subject to this Agreement shall be delivered and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the date of the Change in Control.

ii.

In the event that the Award is assumed in accordance with Section 12(b)(i) of the Plan, the PSUs and dividend equivalents accrued thereon (A) shall be deemed to be Earned PSUs at the greater of (1) the number of PSUs that would be earned and vest if the date of Change in Control were the end of the Performance Period or (2) the Target Number of PSUs, and (B) shall be subject to an additional service-based vesting requirement with the number of Earned PSUs vesting in full at the end of the Performance Period provided that the Participant continues to provide Service through that date, and shares shall be delivered in settlement of all of the PSUs subject to this Agreement and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the last day of the Performance Period. Except as provided in subjection 2(d)(iii), vesting will cease upon the Participant’s separation from Service prior to the last day of the Performance Period and upon such event, the Award, including any dividend equivalents accrued thereon, shall be forfeited. Notwithstanding subsection 2(e), in the event of the Participant’s death or Disability following a Change in Control, the Earned PSUs and dividend equivalents accrued thereon shall be fully vested upon the date of death or Disability, and shares of Stock shall be delivered in settlement of such vested PSUs and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the date of the death or Disability.

iii.

In the event that the Award is assumed in accordance with Section 12(b)(i) of the Plan and within 12 months following the date of the Change in Control the Participant’s Service is terminated without Cause (as defined in the Employment Agreement) by the Company or an Affiliate or the Participant separates from Service for Good Reason (as defined in the Employment Agreement) (a “CIC Termination”), the Award will vest on the date of the Participant’s separation from service at the greater of (i) the number of PSUs that would be earned and vest if the date of Change in Control were the end of the Performance Period or (ii) the Target Number of PSUs and shares of Stock in settlement of such vested PSUs shall be delivered and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the date of the CIC Termination.

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e.

In the event the Participant dies or is determined to be subject to a Disability, vesting of outstanding PSUs and dividend equivalents accrued thereon shall be accelerated in full to vest at the Target Number of PSUs, and shares of Stock shall be delivered in settlement of such vested PSUs and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the date of the death or Disability.

f.

In the event the Participant dies following a separation from Service, shares shall be delivered in settlement of any vested PSUs and cash shall be paid for any vested dividend equivalents as soon as administratively practical, but in all events by the last day of the year following the date of the Participant’s death.

3.	NON-TRANSFERABILITY. PSUs may not be sold, exchanged, assigned, transferred, discounted, pledged or otherwise disposed of at any time prior to delivery of the settlement shares as described herein.

4.

DIVIDEND EQUIVALENTS. The Participant will be credited with dividend equivalents on the PSUs, when and if dividends are declared by the Company’s Board on the Company’s Stock, in an amount of cash per PSU equal to the per share dividend amount payable to the common stockholders of the Company, provided that any dividend equivalents shall only vest if and to the extent that the underlying PSUs are earned and vest. Dividend equivalents accrued on the number of PSUs earned on the Vesting Date shall be paid on the next occurring payroll date after the Vesting Date. Dividend equivalents accrued on Earned PSUs after the Vesting Date but before the Settlement Date shall be paid on the next occurring payroll date after the corresponding dividend payment date for the Company’s Stock. Dividend equivalents attributable to the PSUs shall be subject to the same restrictions on transferability as the shares of Company Stock with respect to which they are to be paid, and if any such PSUs are forfeited, the right to receive payments for such dividend equivalents related to such forfeited PSUs shall also be forfeited. Payments of dividend equivalents accrued before delivery of shares in settlement of PSUs will be paid through the Company’s payroll process and treated as compensation income for tax purposes and will be subject to income and payroll tax withholding by the Company.

5.

WITHHOLDING OBLIGATIONS. The Company or any Affiliate will withhold sums required to satisfy the applicable federal, state, local and foreign tax laws or regulations, at the time that shares are delivered to a Participant in settlement of the Award (the “Withholding Taxes”). Specifically, the Company or an Affiliate shall satisfy all or any portion of the Withholding Taxes relating to the Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to the Participant by the Company or an Affiliate; or (ii) withholding shares of Stock from the shares of Stock issued or otherwise issuable to the Participant in connection with the vesting of the Award a number of shares of Stock with a Fair Market Value (measured as of the date shares of Stock are issued to the Participant) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Stock so withheld will not exceed the amount necessary to satisfy the Participant’s maximum tax withholding obligations for federal, state, local and foreign tax purposes, including payroll taxes.

6.

AWARD NOT A SERVICE CONTRACT. The Participant acknowledges that: (i) the Company is not by the Plan, this Award or this Agreement obligated to continue the Participant as an Employee, director or consultant of the Company or an Affiliate; (ii) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (iii) the grant of this Award is a one-time benefit which does not create any contractual or other right to receive any other award under the Plan, or benefits in lieu of awards or any other benefits in the future; (iv) the Participant’s participation in the Plan is voluntary and future awards, if any, will be at the sole

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discretion of the Company, including, but not limited to, the timing of any grant, the amount of any award, vesting provisions and purchase price, if any; (v) the value of this Award is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract, if any; and (vi) the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

7.

ADJUSTMENTS. If there shall be any change in the Company’s common stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made in the number of PSUs that are vested or unvested under the Award as contemplated by Section 12(a) of the Plan.

8.	GOVERNING LAW. This shall be governed by the laws of the State of Delaware without regard to its conflicts-of-law principles and shall be construed accordingly.

9.

SEVERABILITY. If all or any part of the Grant Notice, the Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the Grant Notice the Agreement or the Plan not declared to be unlawful or invalid. Any Section of the Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

10.

AMENDMENT. The Committee may unilaterally amend the Agreement; provided, however, no such amendment may materially impair the rights of the Participant under this Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law, stock exchange rules or any compensation recovery policy as provided in Section 12 of the Award or Section 18(i)(2) of the Plan.

11.

COMPLIANCE WITH SECTION 409A OF THE CODE. It is intended that any amounts payable or benefits provided under this Agreement shall comply with Section 409A of the Code and all regulations, guidance and other interpretive authority issued thereunder (“Code Section 409A”) so as not to subject Participant to payment of any additional tax, penalty or interest imposed under Code Section 409A and any ambiguities herein shall be interpreted to so comply.

12.

CLAWBACK POLICIES. Notwithstanding any other provision of this Agreement to the contrary, the Award (and any compensation paid, or shares issued under the Award) is subject to recoupment in accordance with (a) the terms of the Company’s Incentive Compensation Recovery Policy and (b) any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act, the SEC’s final rules thereunder (Listing Standards for Recovery of Erroneously Awarded Compensation, 87 Fed. Reg. 73076-73142) and any listing rules or other rules and regulations implementing the foregoing, or as otherwise required by law, as such policy may be in effect from time to time (the “Policies”). This Agreement may be unilaterally amended by the Committee to comply with any such Policy. The Participant agrees and consents to the Company’s application, implementation and enforcement of (a) the Policies or any similar policy established by the Company that may apply to the Participant and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate the Policies, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant.

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EXHIBIT B

C.H. ROBINSON WORLDWIDE, INC.

SENIOR LEADER

RESTRICTED STOCK UNIT AWARD GRANT NOTICE

(INDUCEMENT GRANT)

C.H. Robinson Worldwide, Inc. (the “Company”) hereby awards to the Participant whose name is set forth below a Restricted Stock Unit (“RSU”) Award for the number of RSUs set forth below (the “Award”). It is understood and agreed that the RSUs are subject to the terms and conditions herein and the attached Senior Leader Restricted Stock Unit Award Terms and Conditions (the “Agreement”). This RSU Award is issued pursuant to the terms of the offer letter agreement between the Participant and the Company dated June 4, 2023 (the “Employment Agreement”).

Capitalized terms not explicitly defined herein but defined in the Company’s 2022 Equity Incentive Plan (the “Plan”) or the Agreement will have the same definitions as in the Plan or the Agreement.

Participant Name:	David Bozeman

Date of Grant:	June 26, 2023

Number of RSUs Granted:

Vesting Dates	Except as otherwise provided in Section 2 of the Agreement, the Award vests in three equal installments, beginning on December 31, 2023, and each December 31 thereafter through December 31, 2025 (or, for each applicable year, the last business day of that year).

Settlement Dates	Except as otherwise provided in Section 2 of the Agreement, shares of the Company’s common stock shall be delivered to the Participant in settlement of vested RSUs in a single lump sum distribution as soon as administratively practical after each Vesting Date, but in all events by the date that is 60 days after the Vesting Date.

Inducement Grant	This Award is made and granted to you as an inducement material to you entering into employment with the Company as its President and Chief Executive Officer within the meaning of Nasdaq Listing Rule 5635(c)(4). This Award is made and granted as a stand-alone award, separate and apart from, and outside of, the Plan, and shall not constitute an award granted under or pursuant to the Plan. Notwithstanding the foregoing, the terms, provisions, conditions and definitions set forth in the Plan, as in effect on the Date of Grant, shall apply to the Award (including but not limited to the adjustment provisions contained in Section 12 of the Plan) as if it had been granted under the Plan, and the Award shall be subject to such terms, provisions, conditions and definitions, which are hereby incorporated into this Agreement by reference. For the avoidance of doubt, the Award shall not be counted for purposes of calculating the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan as set forth in Section 4(a) of the Plan. In the event that the Plan is amended, such amended terms shall be disregarded. In the event of any inconsistency between the Plan and this Agreement, the terms of this Agreement shall control.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Senior Leader Restricted Stock Unit Award Grant Notice, the Agreement, and the Plan. As of the Date of Grant, this Senior Leader Restricted Stock Unit Award Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersede all prior oral and written agreements on the terms of the Award. By accepting this Award, the Participant consents to receive Plan documents by electronic delivery, and to the administration of this Agreement through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

C.H. ROBINSON WORLDWIDE, INC.		PARTICIPANT:

By:
Title:	Chief Human Resources & ESG Officer	David Bozeman

ATTACHMENTS:	C.H. Robinson Senior Leader Restricted Stock Unit Award Terms and Conditions, 2022 Equity Incentive Plan (as in effect on the Date of Grant)

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C.H. ROBINSON WORLDWIDE, INC.

SENIOR LEADER

RESTRICTED STOCK UNIT AWARD

TERMS AND CONDITIONS

(INDUCEMENT GRANT)

1.

GRANT OF THE AWARD. The Company hereby grants to the Participant whose name is set forth in the Senior Leader Restricted Stock Unit Award Grant Notice (the “Grant Notice”) as of the Date of Grant set forth in the Grant Notice a number of restricted stock units (“RSUs”) as specified in the Grant Notice, and the RSUs will be credited to the Participant’s account maintained by the Company. Each RSU that vests represents the right to receive one share of the Company’s Stock on the Settlement Date of the Award and dividend equivalents accrued thereon. Vesting of RSUs and payment of dividend equivalents will be conditioned upon the satisfaction of the terms and conditions described in the Grant Notice and this Agreement.

2.	VESTING.

a.

Except as otherwise provided for in this Section, the Award will vest as provided in the Grant Notice. Except as otherwise provided for in this Section, vesting will cease upon separation from Service prior to the Vesting Dates set forth in the Grant Notice and upon such event, any portion of the Award including any dividend equivalents accrued thereon which has not vested shall be forfeited.

b.

Notwithstanding subsection (a) above, and except as provided in subsections (c)-(e), if, the Company terminates Participant’s Service involuntarily for any reason other than a termination for Cause (as defined in the Employment Agreement), or the Participant resigns for Good Reason (as defined in the Employment Agreement), and prior to any separation from Service the Participant has executed and continues to adhere to a Management-Employee Agreement in favor of the Company which contains a non-competition provision, then this Award shall not be terminated and the Participant shall continue to vest during each full year after the separation from Service during which the Participant choses to extend and comply with the Management-Employee Agreement.

c.

Notwithstanding the foregoing, in the event the Participant embezzles or misappropriates Company funds or property at any time, or has been determined by the Company to have failed to comply with the terms and conditions of any of the following agreements which the Participant may have executed in favor of the Company: (i) Confidentiality and Protection of Business Agreement, (ii) Management-Employee Agreement, (iii) Sales-Employee Agreement, (iv) Data Security Agreement, (v) Non-Solicitation / Non-Compete and Confidentiality Agreement and Assignment of Inventions, or (vi) any other agreement containing post-employment restrictions, then to the extent that such Participant was legally required to comply with such an agreement, the Participant’s entire Award and dividend equivalents accrued thereon will be automatically forfeited, whether vested or unvested, and the Participant will retain no rights with respect to such RSUs and dividend equivalents accrued thereon.

d.	In the event of a Change in Control (as defined in the Plan after giving effect to the final sentence of Section 2(f) of the Plan), the vesting of outstanding RSUs shall be accelerated as follows:

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i.

In the event that the Award is not assumed in accordance with Section 12(b)(i) of the Plan, all of the RSUs and dividend equivalents accrued thereon shall be deemed vested as of the date of the Change in Control, and shares in settlement of all of the RSUs subject to this Agreement shall be delivered and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the date of the Change in Control.

ii.

In the event that the Award is assumed in accordance with Section 12(b)(i) of the Plan and within 12 months following the date of the Change in Control the Participant’s Service is terminated without Cause (as defined in the Employment Agreement) by the Company or an Affiliate or the Participant separates from Service for Good Reason (as defined in the Employment Agreement) (a “CIC Termination”) all of the RSUs and dividend equivalents accrued thereon shall be deemed vested as of the date of the CIC Termination, and shares shall be delivered in settlement of all of the RSUs subject to this Agreement and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the date of the CIC Termination.

e.

In the event the Participant dies or is determined to be subject to a Disability while a Service Provider, vesting of outstanding RSUs and dividend equivalents accrued thereon shall be accelerated such that all of the RSUs and dividend equivalents accrued thereon shall be deemed vested as of the date of death or Disability and shares shall be delivered in settlement of all of the RSUs and cash shall be paid for the dividend equivalents as soon as administratively practical, but in all events by the date that is 60 days after the date of the death or Disability.

f.

In the event the Participant dies following a separation from Service, shares shall be delivered in settlement of any vested RSUs and cash shall be paid for any vested dividend equivalents as soon as administratively practical, but in all events by the last day of the year following the date of the Participant’s death.

3.	NON-TRANSFERABILITY. RSUs may not be sold, exchanged, assigned, transferred, discounted, pledged or otherwise disposed of at any time prior to delivery of the settlement shares as described herein.

4.

DIVIDEND EQUIVALENTS. The Participant will be credited with dividend equivalents on the RSUs when and if dividends are declared by the Company’s Board on the Company’s Stock, in an amount of cash per RSU equal to the per share dividend amount payable to the common stockholders of the Company, provided that any dividend equivalents shall only vest and be payable if and to the extent that the underlying RSUs vest. Dividend equivalents accrued on RSUs before the Vesting Date of such corresponding RSUs shall be paid on the next occurring payroll date after the applicable Vesting Date. Dividend equivalents accrued on vested RSUs after the applicable Vesting Date but before the Settlement Date shall be paid on the next occurring payroll date after the corresponding dividend payment date for the Company’s Stock. Dividend equivalents attributable to the RSUs shall be subject to the same restrictions on transferability as the shares of Company Stock with respect to which they are to be paid, and if any such RSUs are forfeited, the right to receive payments for such dividend equivalents related to such forfeited RSUs shall also be forfeited. Payments of dividend equivalents accrued before delivery of shares in settlement of RSUs will be paid through the Company’s payroll process and treated as compensation income for tax purposes and will be subject to income and payroll tax withholding by the Company.

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5.

WITHHOLDING OBLIGATIONS. The Company or any Affiliate will withhold sums required to satisfy the applicable federal, state, local and foreign tax laws or regulations, at the time that shares are delivered to a Participant in settlement of the Award (the “Withholding Taxes”). Specifically, the Company or an Affiliate shall satisfy all or any portion of the Withholding Taxes relating to the Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to the Participant by the Company or an Affiliate; or (ii) withholding shares of Stock from the shares of Stock issued or otherwise issuable to the Participant in connection with the vesting of the Award a number of shares of Stock with a Fair Market Value (measured as of the date shares of Stock are issued to the Participant) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Stock so withheld will not exceed the amount necessary to satisfy the Participant’s maximum tax withholding obligations for federal, state, local and foreign tax purposes, including payroll taxes.

6.

AWARD NOT A SERVICE CONTRACT. The Participant acknowledges that: (i) the Company is not by the Plan, this Award or this Agreement obligated to continue the Participant as an Employee, director or consultant of the Company or an Affiliate; (ii) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (iii) the grant of this Award is a one-time benefit which does not create any contractual or other right to receive any other award under the Plan, or benefits in lieu of awards or any other benefits in the future; (iv) the Participant’s participation in the Plan is voluntary and future awards, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the amount of any award, vesting provisions and purchase price, if any; (v) the value of this Award is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract, if any; and (vi) the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

7.

ADJUSTMENTS. If there shall be any change in the Company’s Stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made in the number of RSUs that are vested or unvested under an Award as contemplated by Section 12(a) of the Plan.

8.	GOVERNING LAW. This shall be governed by the laws of the State of Delaware without regard to its conflicts-of-law principles and shall be construed accordingly.

9.

SEVERABILITY. If all or any part of the Grant Notice, the Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the Grant Notice the Agreement or the Plan not declared to be unlawful or invalid. Any Section of the Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

10.

AMENDMENT. The Committee may unilaterally amend the Agreement; provided, however, no such amendment may materially impair the rights of the Participant under this Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law, stock exchange rules or any compensation recovery policy as provided in Section 12 of the Award or Section 18(i)(2) of the Plan.

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11.

COMPLIANCE WITH SECTION 409A OF THE CODE. It is intended that any amounts payable or benefits provided under this Agreement shall comply with Code Section 409A so as not to subject Participant to payment of any additional tax, penalty or interest imposed under Code Section 409A and any ambiguities herein shall be interpreted to so comply. Neither the Company nor any of its Affiliates, however, makes any representation regarding the tax consequences of this Award.

12.

CLAWBACK POLICIES. Notwithstanding any other provision of this Agreement to the contrary, the Award (and any compensation paid, or shares issued under the Award) is subject to recoupment in accordance with (a) the terms of the Company’s Incentive Compensation Recovery Policy and (b) any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act, the SEC’s final rules thereunder (Listing Standards for Recovery of Erroneously Awarded Compensation, 87 Fed. Reg. 73076-73142) and any listing rules or other rules and regulations implementing the foregoing, or as otherwise required by law, as such policy may be in effect from time to time (the “Policies”). This Agreement may be unilaterally amended by the Committee to comply with any such Policy. The Participant agrees and consents to the Company’s application, implementation and enforcement of (a) the Policies or any similar policy established by the Company that may apply to the Participant and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate the Policies, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant.

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EXHIBIT C

C.H. ROBINSON WORLDWIDE, INC.

EPS GROWTH PERFORMANCE STOCK UNIT AWARD GRANT NOTICE

(INDUCEMENT GRANT)

C.H. Robinson Worldwide, Inc. (the “Company”) hereby awards to the Participant whose name is set forth below a Performance Stock Unit (“PSU”) Award for the number of PSUs set forth below (the “Award”). It is understood and agreed that the PSUs are subject to the terms and conditions herein and the attached EPS Growth Performance Stock Unit Award Terms and Conditions (the “Agreement”). This PSU Award is issued pursuant to the terms of the offer letter agreement between the Participant and the Company dated June 4, 2023 (the “Employment Agreement”).

Capitalized terms not explicitly defined herein but defined in the Company’s 2022 Equity Incentive Plan (the “Plan”) or the Agreement will have the same definitions as in the Plan or the Agreement.

Participant Name:	David Bozeman

Date of Grant:	June 26, 2023

Number of PSUs:

Performance Periods	Each of fiscal years 2024, 2025 and 2026

EPS Growth Performance Goals:

Subject to the terms of the EPS Growth Performance Stock Unit Agreement and the Plan, and the Participant’s continuous Service through each Vesting Date, each PSU shall vest based on achievement of the applicable Performance Goal set forth in the table below. The applicable Performance Goal shall be considered achieved if the Company’s Adjusted Diluted EPS equals or exceeds such Performance Goal for the applicable Performance Period. The Adjusted Diluted EPS Performance Goals can be modified by mutual agreement of the Company and the Participant.

“Adjusted Diluted EPS” shall be the Company’s annual adjusted diluted earnings per share (or, if no such adjusted measure is reported publicly, the Company’s diluted earnings per share calculated in accordance with GAAP) determined after the audit of the Company’s financial statements for the applicable Performance Period is completed. The Committee shall adjust the calculation of Adjusted Diluted EPS with respect to the Company for any Performance Period, to recognize 1) the effect of accounting changes in accordance with generally accepted accounting principles, 2) the impact of material changes to international, federal and state tax laws, and 3) unusual or non-recurring transactions or events during the Performance Period, including but not limited to, those arising from the acquisition or disposition of assets, impairments or costs associated with exit or disposal activities or material impairments that are reported on a Form 8-K or other periodic report filed with the Securities and Exchange Commission.

Percent of PSUs and Dividend Equivalents Which may be Achieved	Performance Period	Performance Goal for Adjusted Diluted EPS
One-third	Fiscal 2024

One-third	Fiscal 2025

One-third	Fiscal 2026

If a Performance Goal is not achieved by the last day of a Performance Period for a portion of the PSUs, that number of PSUs may vest on a subsequent Vesting Date if the applicable Performance Goal is achieved for that subsequent Performance Period.

Vesting Dates	Except as otherwise set forth in Section 2 of the Agreement, as soon as practicable after the end of each Performance Period on the date of certification of the Performance Goal by the Committee as set forth above. Any PSUs and dividend equivalents accrued thereon which have not vested based on achievement of the applicable Performance Goal during the last Performance Period will be forfeited without consideration.

Settlement Dates	Except as otherwise provided in Section 2 of the Agreement, Shares shall be delivered to the Participant in settlement of the number of vested PSUs as soon as administratively practical after each Vesting Date, but in all events by the date that is 60 days after the Vesting Date.

Inducement Grant	This Award is made and granted to you as an inducement material to you entering into employment with the Company as its President and Chief Executive Officer within the meaning of Nasdaq Listing Rule 5635(c)(4). This Award is made and granted as a stand-alone award, separate and apart from, and outside of, the Plan, and shall not constitute an award granted under or pursuant to the Plan. Notwithstanding the foregoing, the terms, provisions, conditions and definitions set forth in the Plan, as in effect on the Date of Grant, shall apply to the Award (including but not limited to the adjustment provisions contained in Section 12 of the Plan) as if it had been granted under the Plan, and the Award shall be subject to such terms, provisions, conditions and definitions, which are hereby incorporated into this Agreement by reference. For the avoidance of doubt, the Award shall not be counted for purposes of calculating the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan as set forth in Section 4(a) of the Plan. In the event that the Plan is amended, such amended terms shall be disregarded. In the event of any inconsistency between the Plan and this Agreement, the terms of this Agreement shall control.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this EPS Growth Performance Stock Unit Award Grant Notice, the Agreement, and the Plan. As of the Date of Grant, this EPS Growth Performance Stock Unit Award Grant Notice, the Agreement and the Plan set forth the entire understanding between the Participant and the Company regarding the Award and supersede all prior oral and written agreements on the terms of the Award. By accepting this Award, the Participant consents to receive Plan documents by electronic delivery, and to the administration of this Agreement, through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

C.H. ROBINSON WORLDWIDE, INC.		PARTICIPANT:

By:
Title:	Chief Human Resources & ESG Officer	David Bozeman

ATTACHMENTS:	C.H. Robinson EPS Growth Stock Unit Award Terms and Conditions 2022 Equity Incentive Plan (as in effect on the Date of Grant)

C.H. ROBINSON WORLDWIDE, INC.

EPS GROWTH PERFORMANCE STOCK UNIT AWARD

TERMS AND CONDITIONS

(INDUCEMENT GRANT)

1.

GRANT OF THE AWARD. The Company hereby grants to the Participant whose name is set forth in the EPS Growth Performance Stock Unit Award Grant Notice (the “Grant Notice”) as of the Date of Grant set forth in the Grant Notice a number of performance stock units (“PSUs”) as specified in the Grant Notice, and the PSUs will be credited to the Participant’s account maintained by the Company. Each PSU that vests represents the right to receive one Share on the Settlement Date of the Award and dividend equivalents accrued thereon. Vesting of PSUs and payment of dividend equivalents accrued thereon will be conditioned upon the satisfaction of the terms and conditions described in the Grant Notice and this Agreement.

2.	VESTING.

a.

Except as otherwise provided for in this Section, the Award will vest as provided in the Grant Notice. Except as provided in this Section, vesting will cease upon separation from Service and upon such separation from Service, any portion of the Award which has not vested shall be forfeited.

b.	In the event of a Change in Control (as defined in the Plan after giving effect to the final sentence of Section 2(f) of the Plan), the vesting of outstanding PSUs shall be affected as follows:

i.

In the event that the Award is not assumed in accordance with Section 12(b)(i) of the Plan, all of the PSUs and dividend equivalents accrued thereon, which would have vested if Participant had provided continuous Service until the last day of the final Performance Period, regardless of achievement of the Performance Goals, shall be deemed fully vested, and Shares in settlement of such vested PSUs subject to this Agreement shall be delivered and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the date of the Change in Control.

ii.

In the event that the Award is assumed in accordance with Section 12(b)(i) of the Plan, all of the PSUs and dividend equivalents accrued thereon shall be deemed to be “Earned PSUs” and shall be subject to an additional service-based vesting requirement with the number of Earned PSUs continuing to vest on the last day of each Performance Period (for purposes of this subsection (ii), a Vesting Date) in the proportions set forth in the Grant Notice on the schedule set forth therein, provided that the Participant continues to provide Service through each such Vesting Date, and Shares shall be delivered in settlement of all of the PSUs subject to this Agreement and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after each Vesting Date. Except as provided in subsection 2(b)(iii), vesting will cease upon the Participant’s separation from Service prior to any remaining Vesting Dates and upon such event, the unvested portion of the Award, including any dividend equivalents accrued thereon, shall be forfeited. In the event of the Participant’s death or Disability following a Change in Control, all of the PSUs and dividend equivalents accrued thereon shall be fully vested upon the date of death or Disability, and Shares shall be delivered in settlement of such vested PSUs and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the date of the death or Disability.

iii.

In the event that the Award is assumed in accordance with Section 12(b)(i) of the Plan and within 12 months following the date of the Change in Control the Participant’s Service is terminated without Cause (as defined in the Employment Agreement) by the Company or an Affiliate or the Participant separates from Service for Good Reason (as defined in the Employment Agreement) (a “CIC Termination”), all of the PSUs will vest on the date of the Participant’s separation from Service, and Shares in settlement of such vested PSUs shall be delivered and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the date of the CIC Termination.

c.

In the event the Participant dies following a separation from Service, Shares shall be delivered in settlement of any vested PSUs and cash shall be paid for any vested dividend equivalents as soon as administratively practical, but in all events by the last day of the year following the date of the Participant’s death.

3.	NON-TRANSFERABILITY. PSUs may not be sold, exchanged, assigned, transferred, discounted, pledged or otherwise disposed of at any time prior to delivery of the settlement shares as described herein.

4.

DIVIDEND EQUIVALENTS. The Participant will be credited with dividend equivalents on the PSUs, when and if dividends are declared by the Company’s Board on the Stock, in an amount of cash per PSU equal to the per Share dividend amount payable to the common stockholders of the Company, provided that any dividend equivalents shall only vest if and to the extent that the underlying PSUs are earned and vest. Dividend equivalents accrued on the number of PSUs earned on the Vesting Date shall be paid on the next occurring payroll date after the Vesting Date. Dividend equivalents accrued on Earned PSUs after the Vesting Date but before the Settlement Date shall be paid on the next occurring payroll date after the corresponding dividend payment date for the Stock. Dividend equivalents attributable to the PSUs shall be subject to the same restrictions on transferability as the shares of Company Stock with respect to which they are to be paid, and if any such PSUs are forfeited, the right to receive payments for such dividend equivalents related to such forfeited PSUs shall also be forfeited. Payments of dividend equivalents accrued before delivery of shares in settlement of PSUs will be paid through the Company’s payroll process and treated as compensation income for tax purposes and will be subject to income and payroll tax withholding by the Company.

5.

WITHHOLDING OBLIGATIONS. The Company or any Affiliate will withhold sums required to satisfy the applicable federal, state, local and foreign tax laws or regulations, at the time that shares are delivered to a Participant in settlement of the Award (the “Withholding Taxes”). Specifically, the Company or an Affiliate shall satisfy all or any portion of the Withholding Taxes relating to the Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to the Participant by the Company or an Affiliate; or (ii) withholding shares of Stock from the shares of Stock issued or otherwise issuable to the Participant in connection with the vesting of the Award a number of shares of Stock with a Fair Market Value (measured as of the date shares of Stock are issued to the Participant) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Stock so withheld will not exceed the amount necessary to satisfy the Participant’s maximum tax withholding obligations for federal, state, local and foreign tax purposes, including payroll taxes.

6.

AWARD NOT A SERVICE CONTRACT. The Participant acknowledges that: (i) the Company is not by the Plan, this Award or this Agreement obligated to continue the Participant as an Employee, director or consultant of the Company or an Affiliate; (ii) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (iii) the grant of this Award is a one-time benefit which does not create any contractual or other right to receive any other award under the Plan, or benefits in lieu of awards or any other benefits in the future; (iv) the Participant’s participation in the Plan is voluntary and future awards, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the amount of any award, vesting provisions and purchase price, if any; (v) the value of this Award is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract, if any; and (vi) the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

7.

ADJUSTMENTS. If there shall be any change in the Company’s common stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made in the number of PSUs that are vested or unvested under the Award as contemplated by Section 12(a) of the Plan.

8.	GOVERNING LAW. This shall be governed by the laws of the State of Delaware without regard to its conflicts-of-law principles and shall be construed accordingly.

9.

SEVERABILITY. If all or any part of the Grant Notice, the Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the Grant Notice the Agreement or the Plan not declared to be unlawful or invalid. Any Section of the Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

10.

AMENDMENT. The Committee may unilaterally amend the Agreement; provided, however, no such amendment may materially impair the rights of the Participant under this Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law, stock exchange rules or any compensation recovery policy as provided in Section 12 of the Award or Section 18(i)(2) of the Plan.

11.

COMPLIANCE WITH SECTION 409A OF THE CODE. It is intended that any amounts payable or benefits provided under this Agreement shall comply with Section 409A of the Code and all regulations, guidance and other interpretive authority issued thereunder (“Code Section 409A”) so as not to subject Participant to payment of any additional tax, penalty or interest imposed under Code Section 409A and any ambiguities herein shall be interpreted to so comply.

12.

CLAWBACK POLICIES. Notwithstanding any other provision of this Agreement to the contrary, the Award (and any compensation paid, or shares issued under the Award) is subject to recoupment in accordance with (a) the terms of the Company’s Incentive Compensation Recovery Policy and (b) any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act, the SEC’s final rules thereunder (Listing Standards for Recovery of Erroneously Awarded Compensation, 87 Fed. Reg. 73076-73142) and any listing rules or other rules and regulations implementing the foregoing, or as otherwise required by law, as such policy may be in effect from time to time (the “Policies”). This Agreement may be unilaterally amended by the Committee to comply with any such Policy. The Participant agrees and consents to the Company’s application, implementation and enforcement of (a) the Policies or any similar policy established by the Company that may apply to the Participant and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate the Policies, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant.

EXHIBIT D

C.H. ROBINSON WORLDWIDE, INC.

MAKE-WHOLE RESTRICTED STOCK UNIT AWARD GRANT NOTICE

(INDUCEMENT GRANT)

C.H. Robinson Worldwide, Inc. (the “Company”) hereby awards to the Participant whose name is set forth below a Restricted Stock Unit (“RSU”) Award for the number of RSUs set forth below (the “Award”). It is understood and agreed that the RSUs are subject to the terms and conditions herein and the attached Make-Whole Restricted Stock Unit Award Terms and Conditions (the “Agreement”). This RSU Award is issued pursuant to the terms of the offer letter agreement between the Participant and the Company dated June 4, 2023 (the “Employment Agreement”).

Capitalized terms not explicitly defined herein but defined in the Company’s 2022 Equity Incentive Plan (the “Plan”) or the Agreement will have the same definitions as in the Plan or the Agreement.

Participant Name:	David Bozeman

Date of Grant:	June 26, 2023

Number of RSUs Granted:

Vesting Dates

Except as otherwise provided in Section 2 of the Agreement, provided that the Participant provides continuous service until each vesting date, the Award vests in three installments, as follows:

•  25% on the later of (i) the six-month anniversary of the Date of Grant and (ii) January 15, 2024;

•  25% on the one-year anniversary of the Date of Grant;

•  30% on the two-year anniversary of the Date of Grant; and

•  20% on the three-year anniversary of the Date of Grant;

Each date listed above is a “Vesting Date”

Settlement Dates	Except as otherwise provided in Section 2 of the Agreement, shares of the Company’s common stock shall be delivered to the Participant in settlement of vested RSUs in a single lump sum distribution as soon as administratively practical after each Vesting Date, but in all events by the date that is 60 days after the Vesting Date.

Inducement Grant	This Award is made and granted to you as an inducement material to you entering into employment with the Company as its President and Chief Executive Officer within the meaning of Nasdaq Listing Rule 5635(c)(4). This Award is made and granted as a stand-alone award, separate and apart from, and outside of, the Plan, and shall not constitute an award granted under or pursuant to the Plan. Notwithstanding the foregoing, the terms, provisions, conditions and definitions set forth in the Plan, as in effect on the Date of Grant, shall apply to the Award (including but not limited to the adjustment provisions contained in Section 12 of the Plan) as if it had been granted under the Plan, and the Award shall be subject to such terms, provisions, conditions and definitions, which are hereby incorporated into this Agreement by reference. For the avoidance of doubt, the Award shall not be counted for purposes of calculating the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan as set forth in Section 4(a) of the Plan. In the event that the Plan is amended, such amended terms shall be disregarded. In the event of any inconsistency between the Plan and this Agreement, the terms of this Agreement shall control.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Make-Whole Restricted Stock Unit Award Grant Notice, the Agreement, and the Plan. As of the Date of Grant, this Make-Whole Restricted Stock Unit Award Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersede all prior oral and written agreements on the terms of the Award. By accepting this Award, the Participant consents to receive Plan documents by electronic delivery, and to the administration of this Agreement through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

C.H. ROBINSON WORLDWIDE, INC.		PARTICIPANT:

By:
Title:	Chief Human Resources & ESG Officer	David Bozeman

ATTACHMENTS:	C.H. Robinson Make-Whole Restricted Stock Unit Award Terms and Conditions, 2022 Equity Incentive Plan (as in effect on the Date of Grant)

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C.H. ROBINSON WORLDWIDE, INC.

MAKE-WHOLE RESTRICTED STOCK UNIT AWARD

TERMS AND CONDITIONS

(INDUCEMENT GRANT)

1.

GRANT OF THE AWARD. The Company hereby grants to the Participant whose name is set forth in the Make-Whole Restricted Stock Unit Award Grant Notice (the “Grant Notice”) as of the Date of Grant set forth in the Grant Notice a number of restricted stock units (“RSUs”) as specified in the Grant Notice, and the RSUs will be credited to the Participant’s account maintained by the Company. Each RSU that vests represents the right to receive one share of the Company’s Stock on the Settlement Date of the Award and dividend equivalents accrued thereon. Vesting of RSUs and payment of dividend equivalents will be conditioned upon the satisfaction of the terms and conditions described in the Grant Notice and this Agreement.

2.	VESTING.

a.

Except as otherwise provided for in this Section, the Award will vest as provided in the Grant Notice. Except as otherwise provided for in this Section, vesting will cease upon separation from Service prior to the Vesting Dates set forth in the Grant Notice and upon such event, any portion of the Award including any dividend equivalents accrued thereon which has not vested shall be forfeited.

b.

Notwithstanding subsection (a) above, and except as provided in subsections (c) and (d), if, (i) the Company terminates Participant’s Service involuntarily for any reason other than a termination for Cause (as defined in the Employment Agreement), (ii) the Participant resigns for Good Reason (as defined in the Employment Agreement), or (iii) the Participant dies or is determined to be subject to a Disability while a Service Provider, vesting of outstanding RSUs and dividend equivalents accrued thereon shall be accelerated such that all of the RSUs and dividend equivalents accrued thereon shall be deemed vested as of the date of termination of Service, death or Disability and shares shall be delivered in settlement of all of the RSUs and cash shall be paid for the dividend equivalents as soon as administratively practical, but in all events by the date that is 60 days after the date of the termination of Service, death or Disability.

c.

Notwithstanding the foregoing, in the event the Participant embezzles or misappropriates Company funds or property at any time, or has been determined by the Company to have failed to comply with the terms and conditions of any of the following agreements which the Participant may have executed in favor of the Company: (i) Confidentiality and Protection of Business Agreement, (ii) Management-Employee Agreement, (iii) Sales-Employee Agreement, (iv) Data Security Agreement, (v) Non-Solicitation / Non-Compete and Confidentiality Agreement and Assignment of Inventions, or (vi) any other agreement containing post-employment restrictions, then to the extent that such Participant was legally required to comply with such an agreement, the Participant’s entire Award and dividend equivalents accrued thereon will be automatically forfeited, whether vested or unvested, and the Participant will retain no rights with respect to such RSUs and dividend equivalents accrued thereon.

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d.	In the event of a Change in Control (as defined in the Plan after giving effect to the final sentence of Section 2(f) of the Plan), the vesting of outstanding RSUs shall be accelerated as follows:

i.

In the event that the Award is not assumed in accordance with Section 12(b)(i) of the Plan, all of the RSUs and dividend equivalents accrued thereon shall be deemed vested as of the date of the Change in Control, and shares in settlement of all of the RSUs subject to this Agreement shall be delivered and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the date of the Change in Control.

ii.

In the event that the Award is assumed in accordance with Section 12(b)(i) of the Plan and within 12 months following the date of the Change in Control the Participant’s Service is terminated without Cause (as defined in the Employment Agreement) by the Company or an Affiliate or the Participant separates from Service for Good Reason (as defined in the Employment Agreement) (a “CIC Termination”) all of the RSUs and dividend equivalents accrued thereon shall be deemed vested as of the date of the CIC Termination, and shares shall be delivered in settlement of all of the RSUs subject to this Agreement and cash shall be paid for the dividend equivalents accrued thereon as soon as administratively practical, but in all events by the date that is 60 days after the date of the CIC Termination.

e.

In the event the Participant dies following a separation from Service, shares shall be delivered in settlement of any vested RSUs and cash shall be paid for any vested dividend equivalents as soon as administratively practical, but in all events by the last day of the year following the date of the Participant’s death.

3.	NON-TRANSFERABILITY. RSUs may not be sold, exchanged, assigned, transferred, discounted, pledged or otherwise disposed of at any time prior to delivery of the settlement shares as described herein.

4.

DIVIDEND EQUIVALENTS. The Participant will be credited with dividend equivalents on the RSUs when and if dividends are declared by the Company’s Board on the Company’s Stock, in an amount of cash per RSU equal to the per share dividend amount payable to the common stockholders of the Company, provided that any dividend equivalents shall only vest and be payable if and to the extent that the underlying RSUs vest. Dividend equivalents accrued on RSUs before the Vesting Date of such corresponding RSUs shall be paid on the next occurring payroll date after the applicable Vesting Date. Dividend equivalents accrued on vested RSUs after the applicable Vesting Date but before the Settlement Date shall be paid on the next occurring payroll date after the corresponding dividend payment date for the Company’s Stock. Dividend equivalents attributable to the RSUs shall be subject to the same restrictions on transferability as the shares of Company Stock with respect to which they are to be paid, and if any such RSUs are forfeited, the right to receive payments for such dividend equivalents related to such forfeited RSUs shall also be forfeited. Payments of dividend equivalents accrued before delivery of shares in settlement of RSUs will be paid through the Company’s payroll process and treated as compensation income for tax purposes and will be subject to income and payroll tax withholding by the Company.

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5.

WITHHOLDING OBLIGATIONS. The Company or any Affiliate will withhold sums required to satisfy the applicable federal, state, local and foreign tax laws or regulations, at the time that shares are delivered to a Participant in settlement of the Award (the “Withholding Taxes”). Specifically, the Company or an Affiliate shall satisfy all or any portion of the Withholding Taxes relating to the Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to the Participant by the Company or an Affiliate; or (ii) withholding shares of Stock from the shares of Stock issued or otherwise issuable to the Participant in connection with the vesting of the Award a number of shares of Stock with a Fair Market Value (measured as of the date shares of Stock are issued to the Participant) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Stock so withheld will not exceed the amount necessary to satisfy the Participant’s maximum tax withholding obligations for federal, state, local and foreign tax purposes, including payroll taxes.

6.

AWARD NOT A SERVICE CONTRACT. The Participant acknowledges that: (i) the Company is not by the Plan, this Award or this Agreement obligated to continue the Participant as an Employee, director or consultant of the Company or an Affiliate; (ii) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (iii) the grant of this Award is a one-time benefit which does not create any contractual or other right to receive any other award under the Plan, or benefits in lieu of awards or any other benefits in the future; (iv) the Participant’s participation in the Plan is voluntary and future awards, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the amount of any award, vesting provisions and purchase price, if any; (v) the value of this Award is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract, if any; and (vi) the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

7.

ADJUSTMENTS. If there shall be any change in the Company’s Stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made in the number of RSUs that are vested or unvested under an Award as contemplated by Section 12(a) of the Plan.

8.	GOVERNING LAW. This shall be governed by the laws of the State of Delaware without regard to its conflicts-of-law principles and shall be construed accordingly.

9.

SEVERABILITY. If all or any part of the Grant Notice, the Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the Grant Notice the Agreement or the Plan not declared to be unlawful or invalid. Any Section of the Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

10.

AMENDMENT. The Committee may unilaterally amend the Agreement; provided, however, no such amendment may materially impair the rights of the Participant under this Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law, stock exchange rules or any compensation recovery policy as provided in Section 12 of the Award or Section 18(i)(2) of the Plan.

11.

COMPLIANCE WITH SECTION 409A OF THE CODE. It is intended that any amounts payable or benefits provided under this Agreement shall comply with Code Section 409A so as not to subject Participant to payment of any additional tax, penalty or interest imposed under Code Section 409A and any ambiguities herein shall be interpreted to so comply. Neither the Company nor any of its Affiliates, however, makes any representation regarding the tax consequences of this Award.

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12.

CLAWBACK POLICIES. Notwithstanding any other provision of this Agreement to the contrary, the Award (and any compensation paid, or shares issued under the Award) is subject to recoupment in accordance with (a) the terms of the Company’s Incentive Compensation Recovery Policy and (b) any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act, the SEC’s final rules thereunder (Listing Standards for Recovery of Erroneously Awarded Compensation, 87 Fed. Reg. 73076-73142) and any listing rules or other rules and regulations implementing the foregoing, or as otherwise required by law, as such policy may be in effect from time to time (the “Policies”). This Agreement may be unilaterally amended by the Committee to comply with any such Policy. The Participant agrees and consents to the Company’s application, implementation and enforcement of (a) the Policies or any similar policy established by the Company that may apply to the Participant and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate the Policies, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant.

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